UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May14, 2012

OCEAN BIO-CHEM, INC.

(Exact name of registrant as specified in charter)

Florida	0-11102	59-1564329
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	I.R.S. Employer Identification No.)

4041 S.W. 47 Avenue, Fort Lauderdale, Florida	33314
(Address of principal executive offices)	(Zip Code)

(954) 587-6280

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 9, 2012, Ocean Bio-Chem, Inc. (the “Company”) granted stock awards to each of its named executive officers (as listed in the proxy statement for its 2012 Annual Meeting of Shareholders), as set forth in the following table:

Name and Position	Number of Shares Underlying Stock Award

Peter G. Dornau Chairman of the Board, President and Chief Executive Officer	15,000
Gregor M. Dornau Vice President - Sales & Marketing	15,000
Jeffrey S. Barocas Vice President-Finance and Chief Financial Officer	16,000
William W. Dudman Vice President – Operations and Secretary	15,000

All stock awards vested immediately upon grant. The stock awards were issued under the Ocean Bio-Chem, Inc. Omnibus Equity Compensation Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

May 15, 2012

Ocean Bio-Chem, Inc.

By:	/s/ Jeffrey S. Barocas
Jeffrey S. Barocas Vice President-Finance and Chief Financial Officer

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